UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
January 4, 2007

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
     Melville, NY 11747
(Address of principal executive offices)
     (631) 962-2000
(Registrant’s telephone number, including area code)
     N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 8.01. Other Events.
SIGNATURE
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: FORM OF NOTICE TO HOLDERS

ITEM 1.01. Entry into a Material Definitive Agreement.
     On January 4, 2007, Prosidion Limited (“Prosidion”), the U.K. subsidiary of OSI Pharmaceuticals, Inc. (“OSI”) focused on diabetes and obesity, entered into an Exclusive License Agreement (the “License Agreement”) with Eli Lilly and Company (“Eli Lilly”), which grants Eli Lilly an exclusive license in specified territories to PSN010, an oral, small molecule activator of glucokinase with potential applications for the treatment of diabetes, and its back-up molecules, together with related intellectual property (the “Licensed Intellectual Property”). Eli Lilly’s exclusive license includes the right to develop and commercialize products utilizing the Licensed Intellectual Property in specified territories, as well the right to grant sublicenses thereunder. The License Agreement provides for an upfront payment of $25 million, along with up to $360 million in potential development and sales milestones and other payments, plus royalties on sales of any compounds successfully commercialized from the Licensed Intellectual Property.
     The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which will be filed as an exhibit to OSI’s next annual report filed with the United States Securities and Exchange Commission.
ITEM 8.01. Other Events.
     On January 5, 2007, OSI announced that it had entered into the License Agreement with Eli Lilly. A copy of OSI’s press release, dated January 4, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On January 9, 2007, OSI announced that its 2.0% Convertible Senior Notes due 2025 (the “Notes”) are now convertible at the option of the holders and will remain convertible through March 30, 2007, the last trading day of the current fiscal quarter, as provided for in the Indenture governing the Notes. A copy of OSI’s press release, dated January 9, 2007, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A notice setting forth the procedures for converting the Notes has been provided to the holders of the Notes in accordance with the terms of the Indenture and is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     On January 10, 2007, Genentech, Inc., OSI’s partner for the distribution and sale in the United States of its oncology drug, Tarceva® (erlotinib), announced that the U.S. net sales of Tarceva for the quarter and year ended December 31, 2006 were approximately $107 million and $402 million, respectively.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 5, 2007
99.2	Press release, dated January 9, 2007
99.3	Form of Notice to Holders of 2.0% Convertible Senior Notes due 2025

3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2007	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood

		Name:	Barbara A. Wood
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated January 5, 2007
99.2	Press release, dated January 9, 2007
99.3	Form of Notice to Holders of 2.0% Convertible Senior Notes due 2025